OPPENHEIMER ENTERPRISE FUND

                 Supplement dated April 16, 1999 to the
                     Prospectus dated April 1, 1999

The Prospectus is changed as follows:

      The Fund's Distributor, OppenheimerFunds Distributor, Inc., currently intends that it will not accept any orders to purchase shares of the Fund from new investors after the Fund's total assets reach $500 million. When that occurs, the Distributor will not accept purchase orders submitted by brokers, dealers or other financial institutions, or directly by investors, or by exchange requests from a shareholder owning shares of another Oppenheimer fund (or by a broker of record acting on behalf of a shareholder).

      There are certain exceptions to this closure of sales:

      Additional shares may be purchased by reinvestment of dividends and/or capital gains distributions paid by the Fund to persons who were shareholders of the Fund as of the date the Fund is closed to new investors, and who had elected to reinvest dividends and/or capital gains distributions prior to that date.

      Shareholders who owned shares of the Fund prior to the date the Fund is closed to new investors and who continue to own Fund shares on the date the Fund is closed to new investors may purchase additional shares of the Fund in amounts not exceeding $5,000 per account per month. For accounts held in nominee or "street" name, that $5,000 purchase limit applies to the accounts of the underlying clients or customers, including participants in employee benefit or retirement plans held in the name of a trustee or plan administrator.

      The Distributor, in its discretion, reserves the right to waive the $5,000 purchase limit in the case of purchases by institutional investors.

      The section of the Prospectus entitled "How To Buy Shares," and all other sections of the Prospectus that relate to purchases of shares are modified by the terms of this supplement.

April 16, 1999                                                PS0885.010